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                                                                   Exhibit 10.16

                AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT


     AMENDMENT NO. 4 dated as of December 7, 2001 to LOAN AND SECURITY AGREEMENT dated as of December 14, 2000 among COMFORCE CORPORATION, COMFORCE OPERATING, INC. (the "Holding Companies"), certain direct and indirect subsidiaries of the Holding Companies and UNIFORCE SERVICES, INC. (the "Other Loan Parties"), the Lenders whose signatures appear below, TRANSAMERICA BUSINESS CAPITAL CORPORATION (as successor to TRANSAMERICA BUSINESS CREDIT CORPORATION), as Co-Agent (the "Co-Agent"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (the "Collateral Agent") and IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Administrative Agent for the benefit of itself and the Lenders (the "Administrative Agent").

                             Preliminary Statement

     3. The Holding Companies, the Other Loan Parties, the Co-Agent, the Collateral Agent, the Administrative Agent, and the Lenders (as defined therein) have entered into a Loan and Security Agreement dated as of December 14, 2000, as amended by Amendment No. 1 thereto as of January 5, 2001, Amendment No. 2 thereto as of March 5, 2001 and Amendment No. 3 thereto as of September 21, 2001 (the "Original Loan and Security Agreement"; terms defined in the Original Loan and Security Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Loan and Security Agreement).

     4. The Loan Parties, and Lenders desire to amend the Original Loan and Security Agreement as provided herein.

     5. In accordance with Subsection 7.6 of the Original Loan and Security Agreement, (a) each of the following Borrowers has merged with another Borrower and therefore is no longer a Borrower: Computer Consultants Funding & Support, Inc.; G.M.G. Resources, Inc.; Professional Staffing Funding & Support, Inc.; Uniforce MIS Services of Georgia, Inc.; and UTS of Delaware, Inc. and (b) each of the following Inactive Subsidiaries has dissolved and its assets and liabilities distributed to another subsidiary of a Borrower and therefore is no longer an Inactive Subsidiary: Camelot Consulting Group, Inc.; and Camelot Group, Inc.

     NOW, THEREFORE, in consideration of the premises set forth herein, the Loan Parties and the Lenders hereby agree as follows:

     8. Amendments. The Original Loan and Security Agreement is, subject to the satisfaction of the conditions referred to below, amended as follows:

a. the following definitions are added to subsection 1.1 of the Original Loan and Security Agreement in their respective proper alphabetical places:

            "`Amendment No. 4' shall mean Amendment No. 4, dated as of December 7, 2001, of this Agreement."
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            "`Amendment No. 4 Effective Date' shall mean the date on which the amendments contemplated by Amendment No. 4 become effective."

            "`Borrowing Base Condition'" shall mean that the Collateral Agent and the Administrative Agent have determined in their reasonable discretion, that the percentage obtained by dividing (i) the total non-cash credits (not including credits to charge back invoices) to Purchased Accounts of the Borrowers during the 3-month period ending on September 30, 2001 by (ii) total Purchased Accounts sales of the Borrowers during such 3-month period, does not exceed 5%."

            "`Borrowing Base Percentage'" shall mean (i) 80% at all times prior to satisfaction, if any, of the Borrowing Base Condition or (ii) 82.5% from and after satisfaction, if any, of the Borrowing Base Condition.

b. Subsection 1.1 of the Original Loan and Security Agreement is amended by amending and restating the definition of "Revolving Loan Commitment" as follows:

            "`Revolving Loan Commitment' means (a) as to any Lender, the commitment of such Lender to make Revolving Advances pursuant to subsection 2.1(A), and to purchase participations in Letters of Credit pursuant to subsection 2.1(F) in the aggregate amount set forth on the signature page of Amendment No. 4 to this Agreement (or any amendment subsequent to Amendment No. 4) below such Lender's signature or in the most recent Assignment and Assumption Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Advances and to purchase participations in Letters of Credit."

c. subsection 2.1(A) of the Original Loan and Security Agreement is amended by substituting the figure "$110,000,000" appearing in the first paragraph thereof, with the figure "$95,000,000";

d. clause (2) of subsection 2.1(A) of the Original Loan and Security Agreement is amended and restated as follows:

            "`Borrowing Base' means, as of any date of determination, an amount equal to eighty-five per cent (85%) of Eligible Accounts other than Eligible Accounts that are Purchased Accounts plus the Borrowing Base Percentage of Eligible Accounts that are Purchased Accounts plus the lesser of eighty-five per cent (85%) of (x) Unbilled Eligible Accounts and (y) an amount equal to 8% of the sum of Unbilled Eligible Accounts plus Eligible Accounts; less Landlord Waiver Reserves and less such other reserves as Collateral Agent in its reasonable discretion may elect to establish from time to time; provided, however, that so long as any Senior Notes or Senior PIK Notes are outstanding, the Borrowing Base shall not exceed the maximum principal amount of Indebtedness permitted to be incurred under section 4.3(b)(i) of the Senior Notes Indenture or section 4.3(b)(i) of the Senior Debentures Indenture. With reasonable promptness following delivery by the Borrower Representative of financial statements in accordance with subsection 5.1(A) in respect of the month ending May 31, 2002, assuming that at such time there shall be continuing no Default or Event of Default, the Lenders in good faith shall consider whether the advance rate against Eligible Accounts that are Purchased Accounts be increased to 85%; provided, however, that no such increase shall become effective without the consent of all Lenders and no Lender shall have any obligation to consent to such increase."; and

e. subsections 7.1(c) and 7.1(d) of the Original Loan and Security Agreement are amended and restated as follows:

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            "(c) Indebtedness (including Capital Leases) not to exceed
            $5,000,000 in the aggregate at any time outstanding secured by purchase money Liens; (d) Omitted.;".


     9. Representations and Warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

a. no consent of any other person, including, without limitation, shareholders or creditors of any Loan Party is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 4.

b. this Amendment No. 4 has been duly executed and delivered by a duly authorized officer of each Loan Party, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such party in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

c. the execution, delivery and performance of this Amendment No. 4 will not violate any law, statute or regulation applicable to any Loan Party, or any order or decree of any court or governmental instrumentality applicable to such company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such company, including the Loan Documents.

     10. Effectiveness. The foregoing amendments contained in this Amendment No. 4 to the Original Loan and Security Agreement shall become effective upon the satisfaction in full of the following conditions on a date (the "Effective Date") on or before December 7, 2001:

a. this Amendment No. 4 shall have been executed and delivered by each Loan Party and the Lenders;

b. as of the Effective Date, there shall be continuing no Default or Event of Default;

c. the representations made by the Loan Parties herein and in the Loan Documents shall be true in all respects as of the Effective Date (except as to any representation or warranty limited to a specific earlier date);

d. the Administrative Agent shall have received from CC, COI and USI a fee of $30,000 for the account of the Lenders;

e. the Administrative Agent shall have received a legal opinion, dated the Effective Date and addressed to the Administrative Agent, the Collateral Agent and the Lenders, from independent counsel to the Loan Parties, as to the Original Loan and Security Agreement, as amended by Amendment No. 4 and the other Loan Documents, in form and substance satisfactory to the Administrative Agent; and

f. Each Lender shall have received a Revolving Note (in substantially the same form as that issued by the Borrowers to IBJW on the Closing
          Date), dated the Effective Date, in the amount of the Revolving Loan Commitment for such Lender as set forth on the signature page of Amendment No. 4, by the Borrowers to the order of such Lender (and after such delivery, each Lender shall return its Revolving Note, dated January 5, 2001, to Borrowers marked "Cancelled and Replaced").

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     11.  Governing Law.  This Amendment No. 4 to the Original Loan and Security
            Agreement is being delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

     12. Counterparts. This Amendment No. 4 to the Original Loan and Security Agreement is being executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

     13. Consent. By signing below, each Loan Party consents to the execution and delivery of this Amendment No. 4 by each other Loan Party and agrees that the obligations of such Loan Party under the Loan Documents continue in full force and effect.

     14. Miscellaneous. All references in the Loan Documents to the "Loan and Security Agreement" and in the Original Loan and Security Agreement to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Loan and Security Agreement and this Amendment No. 4 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

                           [SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Loan Parties, the Lenders, the Co-Agent, the Collateral
Agent and the Administrative Agent have caused this Amendment No. 4 to the Original Loan and Security Agreement to be executed as of the day and year first written above.

Holding Parties:               COMFORCE CORPORATION
                               COMFORCE OPERATING, INC.

Borrowers:                     BRENTWOOD OF CANADA, INC.
                               BRENTWOOD SERVICE GROUP, INC.
                               CAMELOT COMMUNICATIONS GROUP, INC.
                               CAMELOT CONTROL GROUP, INC.
                               CLINICAL LABFORCE OF AMERICA, INC.
                               COMFORCE INFORMATION TECHNOLOGIES, INC.
                               COMFORCE TECHNICAL ADMINISTRATIVE SERVICES, INC.
                               COMFORCE TECHNICAL SERVICES, INC.
                               COMFORCE TELECOM, INC.
                               GERRI G., INC.
                               LABFORCE OF AMERICA, INC.
                               PRO SERVICES, INC.
                               PRO UNLIMITED, INC.
                               PRO UNLIMITED SERVICES, INC.
                               SUMTEC CORPORATION
                               TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
                               THISCO OF CANADA, INC.
                               UNIFORCE PAYROLLING SERVICES, INC.
                               UNIFORCE PAYROLLING TRI-STATE INC.
                               UNIFORCE SERVICES, INC.
                               UNIFORCE STAFFING SERVICES, INC.

Inactive Subsidiaries:         COMFORCE ACQUISITION 1 CORP.

                   [Signatures Continued on Following Page]

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                  [Signature page 1 of 2 to Amendment No. 4]

                              For each of the foregoing corporations:

                              By: ___________________________________
                                  Name:
                                  Title:


                              IBJ WHITEHALL BUSINESS CREDIT
                              CORPORATION, as Administrative Agent and
                              Lender

                              By: ___________________________________
                                  Name:
                                  Title:

                              Revolving Loan Commitment:
                              $17,272,727.00

                              THE CIT GROUP/BUSINESS CREDIT,
                              INC.,
                              as Collateral Agent and Lender

                              By: ___________________________________
                                  Name:
                                  Title:

                              Revolving Loan Commitment:
                              $17,272,727.00

                              TRANSAMERICA BUSINESS CAPITAL
                              CORPORATION (as successor to
                              Transamerica Business Credit Corporation), as Co-Agent and Lender

                              By: ___________________________________
                                  Name:
                                  Title:

                              Revolving Loan Commitment:
                              $17,272,727.00

                   [Signatures Continued on Following Page]

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                  [Signature page 2 of 2 to Amendment No. 4]

                              FLEET CAPITAL CORPORATION, as
                         Lender

                              By: ___________________________________
                                  Name:
                                  Title:


                              Revolving Loan Commitment:
                              $12,954,546.00

                              JPMORGAN CHASE BANK (formerly
                              known as The Chase Manhattan Bank), as
                              Lender

                              By: ___________________________________
                                  Name:
                                  Title:


                              Revolving Loan Commitment:
                              $12,954,546.00

                              LASALLE BUSINESS CREDIT, INC, as
                              Lender

                              By: ___________________________________
                                  Name:
                                  Title:


                              Revolving Loan Commitment:
                              $10,795,454.00

                              GUARANTY BUSINESS CREDIT
                              CORPORATION, as Lender


                              By: ___________________________________
                                  Name:
                                  Title:


                              Revolving Loan Commitment:
                              $6,477,273.00

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